                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section  240.14a-12


                         Banyan Strategic Land Fund II
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


 [X]  No fee required.

 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


            (1) Title of each class of securities to which transaction applies:

            (2)  Aggregate number of securities to which
                 transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4)  Proposed maximum aggregate value of transaction:


      (5)  Total fee paid:


[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
           ----------------------------------------------------------

      (2)  Form, Schedule or Registration Statement No.:
           ----------------------------------------------------------

      (3)  Filing Party:
           ----------------------------------------------------------

      (4)  Date Filed:
           ----------------------------------------------------------

                             [BSLFII LETTERHEAD]


                              September 5, 1997


Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Banyan Strategic Land Fund II ("Banyan" or the "Company") to be held at the Metropolitan Club, 233 South Wacker Drive, 67th Floor, Chicago, Illinois 60606, on October 21, 1997, at 10:00 a.m., local time (the "Annual Meeting").

     At the Annual Meeting, the holders of shares of Banyan's common stock of record as of September 4, 1997 (the "Stockholders") will be asked to consider and vote upon, among other things, proposals to elect six individuals (the "Nominees") to Banyan's Board of Directors, to approve and adopt the Amended and Restated Certificate of Incorporation of the Company (the "Restated Certificate"), and Amended and Restated Bylaws of the Company (the "Restated Bylaws").

     Details of the Proposals and certain additional information regarding Banyan are contained in the attached Proxy Statement, which you are encouraged to read carefully. The Proposals arise from a financing transaction Banyan completed earlier this year. On April 30, 1997, Banyan entered into an exchange agreement (the "Exchange Agreement") with Equis Financial Group Limited Partnership ("EFG"), a Massachusetts limited partnership, whereby affiliates of EFG purchased 1,987,000 shares of Banyan common stock for cash consideration of $2,980,500 and debt financing in the amount of approximately $4.4 million. The Exchange Agreement requires Banyan to, among other things, ask its stockholders to approve and adopt the Restated Certificate and the Restated Bylaws.

     Under the terms of the Exchange Agreement, following stockholder election of the Nominees and stockholder approval of the Restated Certificate and the Restated Bylaws, Banyan will declare and pay a distribution of $0.20 per share to the Stockholders, which is expected to be treated as a return of capital. The Board of Directors believes that the Restated Certificate and the Restated Bylaws will benefit the Stockholders in many ways.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE RESTATED CERTIFICATE AND THE RESTATED BYLAWS AND BELIEVES THAT THEY ARE FAIR TO AND IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE RESTATED CERTIFICATE AND RESTATED BYLAWS.

     In addition to voting on the Restated Certificate and Restated Bylaws, you are being asked to concur in the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the

Letter to Stockholders
September 5,1997
Page 2



Annual Meeting. If you attend the Annual Meeting, you may vote in person, even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated. This solicitation is authorized by and is made on behalf of the Company's Board of Directors.

                                          Sincerely,

                                          BANYAN STRATEGIC LAND FUND II



                                          Leonard G. Levine
                                          President

                         BANYAN STRATEGIC LAND FUND II
                       150 SOUTH WACKER DRIVE, SUITE 2900
                            CHICAGO, ILLINOIS 60606
                                  312-683-3670


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Banyan Strategic Land Fund II:

     Notice is hereby given that the annual meeting of stockholders (the "Meeting" or the "Annual Meeting") of Banyan Strategic Land Fund II, a Delaware corporation ("Banyan" or the "Company"), will be convened at The Metropolitan Club, 233 South Wacker Drive, Chicago, Illinois, on October 21, 1997, at 10:00 a.m., local time (the "Meeting Date"). All stockholders of the Company are entitled to attend the Meeting. The Annual Meeting will be held for the following purposes:

(1) To elect six directors to hold office until the 1997, 1998 and 1999 annual meetings of Stockholders or otherwise as provided in the Company's Bylaws;

(2) To concur in the selection of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending December 31, 1997;

(3) To consider and vote upon a proposal to approve and adopt the Amended and Restated Certificate of Incorporation of the Company;

(4) To consider and vote upon a proposal to approve and adopt the Amended and Restated Bylaws of the Company; and

(5) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on September 4, 1997 are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at the Company's offices for at least 10 days prior to the Meeting.

         A proxy statement and form of proxy are enclosed. Whether or not you expect to attend the Annual Meeting, it is important that you fill in, sign, date and mail in the proxy in the enclosed envelope so that your shares may be voted for you.

                                      By order of the Board of Directors:



                                      Robert G. Higgins
                                      Secretary


  The Company's 1996 Annual Report on Form 10-K is enclosed with this notice.

                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF
                         BANYAN STRATEGIC LAND FUND II
                               OCTOBER 21, 1997




     This proxy statement (the "Proxy Statement") is furnished to the holders of shares of the common stock, par value of $0.01 of Banyan Strategic Land Fund II (the "Common Stock" or the "Shares"), a Delaware corporation (the "Company" or "Banyan"), in connection with the solicitation of proxies by the Company's board of directors (the "Directors" or the "Board") for use at the annual meeting of Stockholders. The Company's Bylaws (the "Bylaws") require the Directors to call and hold an annual meeting of Stockholders not less than 30 days after delivery of the Company's Annual Report and within six months after the end of each fiscal year. The Directors have delayed the annual meeting beyond this six-month period in order to present to the Stockholders at the annual meeting proposals relating to the Exchange Agreement with Equis Financial Group Limited Partnership, without the expense of holding a special meeting to consider these proposals separately. The annual meeting of Stockholders (the "Annual Meeting") will be convened on October 21, 1997, at approximately 10:00 a.m., local time, and any adjournment or postponement thereof will be announced at such meeting. Copies of this Proxy Statement, and the enclosed form of proxy were first sent or given to Stockholders on or about September 10, 1997. Stockholders who wish to attend the Annual Meeting should contact the Company at (312) 683-3670 so that arrangements can be made.

     The Company will bear all costs in connection with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Directors, the Company's officers or by employees of EFG or Banyan Management Corp., which provide administrative services to the Company. None of these individuals will be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with the solicitation. For further information regarding EFG and Banyan Management Corp., see "Matters to be Considered by Stockholders - Proposals Number Three and Four" and "Certain Relationships and Related Transactions. " Arrangements will also be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Common
Stock held of record by those persons, and the Company may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith. Further, the Company has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies for the Annual Meeting at a fee payable by the Company of $5,000, plus out-of-pocket expenses.

     Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. Shares not represented by properly executed proxies will not be voted. If a Stockholder specifies a choice with respect to any matter to be acted upon, the Shares represented by that proxy will be voted as specified. If the Stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein. A Stockholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Company before the proxy is voted at the Annual Meeting; (ii)
executing and delivering a later-dated proxy before the proxy is voted at the Annual Meeting; or (iii) attending the Annual Meeting and voting the Shares in person.

     The close of business on September 4, 1997 has been fixed as the date for determining those Stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"; stockholders of record as of such date, the "Stockholders"). On the Record Date, the Company had 11,940,849 Shares outstanding, each of which entitles the holder thereof to one vote at the Annual Meeting. Only Stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting. The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Annual Meeting, will constitute a quorum. For the proposal to elect Directors, the six nominees receiving the highest vote totals will be elected as directors of the Company. Proposals Number Two will be decided by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, a quorum being present. Approval of Proposals Number Three and Number Four requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will not be included in calculating the number of shares present in person or by proxy at the Annual Meeting and, accordingly, will not affect the outcome of the election of directors. On any other matters, an abstention or broker non-vote will have the effect of a vote against the proposal.

     The mailing address of the principal executive offices of the Company is 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial owners of Common Stock as of the Record Date by: (i) each person who is known by the Company to own more than five percent of the Common Stock (together with such person's address); (ii) the directors and executive officers of the Company named in the executive compensation table; and (iii) all current officers and directors as a group. Share amounts and percentages shown for each person or entity are adjusted to give effect to shares of the Common Stock that are not outstanding but may be acquired by a person or entity upon exercise of all options and warrants exercisable by such entity or person within sixty days of the Record Date. However, those shares of Common Stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.


--------------------------------------------------------------------------------------------------------
Shares Beneficially Owned                                                                 Percent of
Name of Director or Officer                                 Number of Shares              Total Shares
--------------------------------------------------------------------------------------------------------
AFG Hato Arrow Limited Partnership                          1,987,000 (1)                    16.7%
AFG Dove Arrow Limited Partnership
AIP/Larkfield Limited Partnership
c/o Equis Corporation
88 Broad Street
Boston, Massachusetts  02110

Leonard G. Levine, President                                  194,647 (2)                     1.6%

James A. Coyne, Chief Operating Officer and Nominee            10,000                          0%

Walter E. Auch, Sr., Director                                  66,000 (3)                 Less than 1%

Gerald L. Nudo, Director                                       55,000 (3)                 Less than 1%

Robert M. Ungerleider, Director                                56,000 (3)                 Less than 1%

Gary D. Engle, Director                                           0                            0%

Joseph W. Bartlett, Nominee                                       0                            0%

All Directors, Nominees and Officers of the
Company as a group (seven persons)                            371,647                         3.0%

(1) Certain affiliates of Equis Financial Group Limited Partnership ("EFG") have filed reports with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, indicating ownership of five percent (5%) or more of the outstanding Common Stock. As of the Record Date: (i) AFG Hato Arrow Limited Partnership owns 635,437 shares, amounting to 5.3% of the Common Stock; (ii) AFG Dove Arrow Limited Partnership owns 616,734 shares, amounting to 5.2% of the Common Stock; and (iii) AIP/Larkfield Limited Partnership owns 734,829 shares, amounting to 6.2% of the Common Stock.
    Gary D. Engle, a director of the Company, has effective control over the operation of each of these limited partnerships.
(2) Includes options granted under the 1994 Executive and Directors Stock
    Option Plan to purchase 120,000 shares of Common Stock.
(3) Includes options granted under the 1994 Executive and Directors Stock
    Option Plan to purchase 50,000 shares of Common Stock.

     The Company is not aware of any other person who, alone or as part of a group, beneficially owns more than five percent of the outstanding shares of Common Stock as of the Record Date. The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and the National Association of Securities Dealers,
Inc. (the "NASD"). The SEC requires officers, directors and greater than ten percent stockholders to furnish the Company with copies of all these forms filed with the SEC or the NASD.

     To the Company's knowledge, based solely on its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with during 1996.

                   MATTERS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL NUMBER ONE:  ELECTION OF DIRECTORS

     Six individuals will be elected at the Annual Meeting to serve as Directors of the Company. In Proposal Number Four, the Stockholders are being asked to consider and vote upon a proposal to approve and adopt Amended and Restated Bylaws of the Company. If the proposed Amended and Restated Bylaws are approved at the Annual Meeting, the Board of Directors will be divided into three classes of Directors. The first class will be elected for a term expiring at the 1997 Annual Meeting, the second class will be elected for a term expiring at the 1998 Annual Meeting and the third class will be elected for a term expiring at the 1999 Annual Meeting. At the 1997 Annual Meeting and thereafter, Directors will be elected to a full term of three years to succeed those directors whose terms are expiring. If Proposal Number Four is approved at the Annual Meeting, then the Nominees for the class whose term will expire at the 1997 Annual Meeting will be James A. Coyne and Gerald L. Nudo, the Nominees for the class whose term will expire at the 1998 Annual Meeting will be Joseph W. Bartlett and Robert M. Ungerleider, and the Nominees for the class whose term will expire at the 1999 Annual Meeting will be Walter E. Auch and Gary D. Engle. If Proposal Number Four is not approved by the Stockholders at the Annual Meeting, then the Nominees, if elected, will serve terms expiring at the 1997 Annual Meeting.

     Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees for Director with respect to all proxies received by the Company. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Board. The Directors have no reason to believe that the nominees named will be unable to serve if elected. The current Directors, all of whom are being nominated for re-election, and the additional Nominees for Director are as follows:

                                                      Year During
                                                      Which
                                                      Individual First
                                                      Became a            Other Principal Occupation(s)
                  Name                       Age      Director            During Past 5 Years
                  Walter E. Auch             75       1987                Prior to retiring, Mr. Auch was the Chairman and
                                                                          Chief Executive Officer of the Chicago Board Options
                                                                          Exchange.  Prior to that time, Mr. Auch was Executive
                                                                          Vice President, Director and a member of the
                                                                          executive committee of Paine Webber.  Mr. Auch is a
                                                                          Director of Pimco Advisors L.P., Geotek
                                                                          Communications, Inc., Smith Barney Concert Series
                                                                          Funds, Smith Barney Trak Fund, The Crimson Partners
                                                                          Funds and Nicholas Applegate Funds.  He is also a
                                                                          Trustee of Hillsdale College and the Arizona Heart
                                                                          Institute.  Mr. Auch is also a trustee of Banyan
                                                                          Strategic Realty Trust and a Director of Legend
                                                                          Properties, Inc. (f/k/a Banyan Mortgage Investment
                                                                          Fund) and Banyan Management Corp.

                  Gerald L. Nudo             47              1987         Mr. Nudo has been a Vice President at Draper &
                                                                          Kramer, Inc., a Chicago-based real estate management
                                                                          and development company, since 1997. From 1990 to
                                                                          1997, Mr. Nudo was a Senior Vice President of Mesirow
                                                                          Realty Finance Inc., a subsidiary of Mesirow
                                                                          Financial Corp.  Mr. Nudo is also a certified public
                                                                          accountant and a licensed real estate broker in
                                                                          Illinois.

                  Robert M. Ungerleider      55              1987         Currently of counsel to the law firm of Lane Felcher
                                                                          Kurlander & Fox, Mr. Ungerleider has founded,
                                                                          developed and sold several startup ventures including
                                                                          Verifone Finance, an equipment leasing service,
                                                                          Smartpage, a paging service company, and Financial
                                                                          Risk Underwriting Agency, Inc., an insurance firm
                                                                          specializing in financial guarantee transactions.
                                                                          Mr. Ungerleider is also a Director of Legend
                                                                          Properties, Inc. (f/k/a Banyan Mortgage Investment
                                                                          Fund).






                                                      Year During
                                                      Which
                                                      Individual First
                                                      Became a            Other Principal Occupation(s)
                  Name                       Age      Director            During Past 5 Years
                  Gary D. Engle              49              1997         Mr. Engle is President and Chief Executive Officer of
                                                                          EFG, which he joined in 1990 as Executive Vice
                                                                          President.  Mr. Engle purchased a controlling
                                                                          interest in EFG in December, 1994.  He is also
                                                                          President of AFG Realty, Inc.  From 1987 to 1990,
                                                                          Mr. Engle was a principal and co-founder of Cobb
                                                                          Partners Development, Inc., a real estate and
                                                                          mortgage banking company, with principal offices in
                                                                          Florida.  From 1980 to 1987, Mr. Engle served in
                                                                          various capacities with Arvida Disney Company, a
                                                                          large scale community real estate development company
                                                                          owned by the Walt Disney Company with real estate
                                                                          development projects worldwide.

                  Joseph W. Bartlett         64           Nominee         Mr. Bartlett became a partner in the law firm of Morrison
                                                                          & Foerster LLP in March 1996.  From July 1991 until March
                                                                          1996 he was a partner in the law firm of Mayer, Brown &
                                                                          Platt.  Mr. Bartlett is also a Director of Cyrk, Inc.,
                                                                          which designs, manufactures and distributes products for
                                                                          promotional programs and custom-designed sports apparel
                                                                          and accessories.

                  James A. Coyne             37           Nominee         Mr. Coyne has been Chief Operating Officer of the
                                                                          Company since 1997.  Mr. Coyne is Senior Vice
                                                                          President/Capital Markets of Equis Financial Group
                                                                          and is also Vice President of AFG Realty Inc., an
                                                                          affiliate of EFG.  He is responsible for EFG's real
                                                                          estate activities in both the United States and
                                                                          Australia.  Mr. Coyne joined EFG in 1989, remained
                                                                          until May 1993, and rejoined EFG in November 1994
                                                                          immediately prior to the change in control.  From May
                                                                          1993 through November 1994 he was with the Raymond
                                                                          Company, a private investment firm, where he was
                                                                          responsible for obtaining financing for corporate and
                                                                          real estate acquisitions.

     The Board is required to meet at least four times per year either in person
or by telephonic conference.  The Board met five times in 1996.   The Directors
have not established any nominating, compensation or other committees performing similar functions other than an audit committee which is comprised of all of the Directors and which met once during 1996.

     RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates each of the following Nominees for election as Directors of the Company by the Stockholders at the Annual Meeting to serve until the annual meeting of Stockholders indicated in parentheses, or as otherwise provided in the Bylaws:
Messrs. Coyne and Nudo (terms expiring at the 1997 Annual Meeting); Messrs. Bartlett and Ungerleider (terms expiring at the 1998 Annual Meeting); and Messrs. Auch and Engle (terms expiring at the 1999 Annual Meeting).

     Vote Required. The six nominees receiving the highest vote totals will be elected as Directors of the Company.

PROPOSAL NUMBER TWO:  SELECTION OF INDEPENDENT AUDITOR

     The Company's financial statements, including those for the fiscal year ended December 31, 1996, are included in the Annual Report previously furnished to all Stockholders. The year-end statements have been audited by the independent firm of Ernst & Young LLP which has served as the Company's independent auditor since the fiscal year-end December 31, 1989. The total fees paid or accrued to Ernst & Young LLP in connection with the fiscal year ended December 31, 1996 audit were approximately $60,000. The Board believes that Ernst & Young LLP is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditor. Therefore, the Board has selected Ernst & Young LLP as the Company's independent auditor to examine its financial statements for the fiscal year ended December 31, 1997. Although the selection of an auditor does not require a Stockholder vote, the Board believes it is desirable to obtain the concurrence of the Stockholders to this selection. Due to the difficulty and expense involved in retaining another independent firm on short notice, the Board does not contemplate appointing another firm to act as the Company's independent auditor for fiscal year ending December 31, 1997 if the Stockholders do not concur in the appointment of Ernst & Young LLP. Instead, the Board will consider the vote as advice in making its selection of an independent auditor for the following year.

     Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     RECOMMENDATION OF THE BOARD: The Board considers Ernst & Young LLP to be well-qualified and recommends that the Stockholders concur in the following resolution which will be presented for a vote of the Stockholders at the Annual
Meeting:

     RESOLVED, that the Stockholders concur in the appointment, by the Board, of Ernst & Young LLP to serve as the Company's independent auditor for the fiscal year ended December 31, 1997.

     Vote Required. The affirmative vote of a majority of the votes cast by Stockholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, is required for the adoption of the foregoing resolution.

PROPOSALS NUMBER THREE AND FOUR: AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY.

INTRODUCTION

     In the opinion of the Board of Directors of the Company, the current Certificate of Incorporation of the Company and Bylaws of the Company, which include numerous provisions relating to corporate governance and business activities of the Company intended to protect investors in the Company when the Company was operating as a real estate investment trust ("REIT"), are not appropriate now that the Company is no longer operating as a REIT. The proposed Restated Certificate and Restated Bylaws are intended to protect the Stockholders and to provide the Board of Directors with the flexibility to enable the Board to manage the affairs of the Company efficiently, and are intended to be consistent with the corporate charters of other non-REIT corporations organized under the Delaware Corporation Law.

     The Board of Directors of the Company is unanimously recommending to its Stockholders that they approve and adopt: (i) an Amended and Restated Certificate of Incorporation (the "Restated Certificate") of the Company; and
(ii) Amended and Restated Bylaws (the "Restated Bylaws") for the Company. The complete texts of the proposed Restated Certificate of Incorporation and proposed Restated Bylaws are attached as Appendix A and Appendix B, respectively, to this Proxy Statement. The background for the proposal to restate the Company's Certificate and Bylaws and a description of the principal changes resulting from such restatements are set forth below.

BACKGROUND

     The Board of Directors has determined that in order to maximize shareholder value, the Company should pursue a new growth oriented business plan. The Company was originally established in 1987 to invest primarily in short term junior pre-development and construction mortgage loans, and was structured as a REIT for tax purposes under applicable provisions of the Internal Revenue Code of 1986.

     In connection with its organization, the Company raised approximately $171 million, substantially all of which was invested in mortgage loans in accordance with the Company's original business plan. The borrowers subsequently defaulted on all of these loans and the Company foreclosed upon or threatened foreclosure in respect to the underlying real estate assets. The Company adopted a plan to preserve its assets and manage the properties it had acquired through foreclosure and transactions in lieu of foreclosure until they could be disposed of in an orderly manner. By 1995, most of the significant and readily salable assets acquired through the foreclosure process had been sold and the Company returned approximately $15.8 million in cash to its Stockholders pursuant to a share repurchase program conducted through a one-time voluntary self-tender offer. On March 20, 1996, the Company notified the Internal Revenue of its intent to revoke its election to be taxed as a REIT in order to avoid the adverse tax effects associated with the potential disposition or development of its remaining real estate assets. The Company is now taxed as a corporation under Subchapter C of the Internal Revenue Code.

     The Company's new business plan provides for maximizing the value of the Rancho Malibu property owned by the Company by completing the entitlement process and developing the property. Further, the Company's plan contemplates investments in other growth oriented opportunities that can be carried out on a tax advantaged basis as a result of available net operating tax loss carryforwards. Because of losses incurred during previous years, as of December 31, 1996, the Company has net operating loss carryforwards (including

"built-in" losses) totaling approximately $93.5 million, which generally are available to offset income generated from future business operations.

     In April, 1997 affiliates of EFG acquired a significant equity position in the Company. See "-- The Exchange" below and "Security Ownership of Certain Beneficial Owners and Management." In addition to raising additional capital, the Exchange will allow the Company to implement a business plan that benefits from EFG's management, customer base, and access to capital markets.

     EFG is an independent finance company founded in 1980. EFG is a party to approximately $2 billion in leasing transactions and currently manages a leased equipment portfolio with an acquisition cost of over $500 million. As a result of EFG management's individual experience in real estate, in 1995 and 1996 EFG successfully developed two properties, located in Sydney, Australia and Washington, D.C., which are leased to a major university.

     While EFG has historically provided equipment financing to its customers, it has not fully exploited the opportunity to own and lease real property to them. EFG expects that future real estate development and acquisition opportunities presented to it would be presented to the Company. EFG's customer base consists of over two hundred primarily investment grade multi-national corporations.

     With access to EFG's customer base, the Company expects to enjoy a steady flow of investment opportunities. The Company's business plan related to future investments contemplates acquiring assets that Equis's personnel have experience in managing and that produce predictable revenue streams over a long period of time. The Company will rely on EFG's experience in raising the capital to finance such opportunities and expects that taxable income from such investments will be offset by the Company's net operating loss carryforwards.

     To implement the Company's business plan, the Board of Directors concluded that it would be advisable for the Company to seek to raise additional capital that would enable the Company to carry out the plan.

THE EXCHANGE

     On April 30, 1997, the Company executed and delivered an Exchange Agreement (as subsequently amended, the "Agreement") among the Company, Equis Exchange L.L.C., a Massachusetts limited liability company ("Equis"), Equis Financial Group Limited Partnership ("EFG") and certain partnerships affiliated with EFG. Pursuant to the Agreement, the Company issued to Equis 1,987,000 shares of the Common Stock at the price of $1.50 per share. In addition, Equis made a three-year loan (the "Loan") to the Company in the amount of $4.4 million.
These transactions (collectively, the "Exchange") are expected to provide capital to assist the Company in a new growth-oriented business plan, which includes the development of the Company's Rancho Malibu property.

     The Loan was disbursed into a segregated account, the proceeds of which are not currently available to the Company. Earnings on the balance in the segregated account will match the interest charged on the Loan, such that the principal balance in the segregated account will remain undisturbed. If the stockholders approve Proposals One, Three and Four, the balance in the segregated account will be disbursed to the Company, the interest rate will change to 10 percent per annum, the term will be fixed at three years and mandatory principal reductions will be required, if and to the extent net proceeds are received from the sale or refinancing of the Rancho Malibu property. If the stockholders approve the Restated Certificate and Restated Bylaws, and elect the Nominees to the Board on or before December 31, 1997, the Company has agreed to declare and pay a $0.20 per share distribution to its stockholders of record as of the Record Date. As a result of the Company's NOLs, this distribution is expected to be treated as a return of capital. If the stockholders do not approve Proposals One, Three and Four by December 31, 1997, the Loan will be accelerated and repaid by releasing the funds in the segregated account to Equis, and the $0.20 per share distribution will not be paid.

     Pursuant to the Agreement, the Administrative Services Agreement (the "BMC Agreement") between the Company and Banyan Management Corp. ("BMC") was amended to provide, among other things, for the immediate payment to BMC of the termination fee required thereby in the amount of $251,823 and the transfer to BMC's designee of the Company's ownership interest in BMC. The BMC Agreement was amended rather than terminated in part to allow the Company to benefit from the existing experienced management of the Company, who are employed by BMC or whose salaries are included in the administrative costs for which the Company reimburses BMC.

     As required under the Agreement, the Company entered into an Administrative Services Agreement with EFG (the "EFG Agreement") for certain administrative and ministerial services, allowing the Company to obtain these services for a lower cost than if they were obtained from BMC. Under the EFG Agreement, the Company is required to reimburse EFG for EFG's actual costs in providing services requested by the Company. The EFG Agreement may be terminated upon thirty days' notice by EFG at any time or by the Company after June 30, 1998. Upon termination of the EFG Agreement, the Company is required to pay EFG a termination fee of $255,000, subject to increase on January 1 of each year to reflect increases in the "consumer price index."

     On April 30, 1997, Josephthal Lyon & Ross Incorporated ("Josephthal") delivered a written opinion to the Board to the effect that, as of that date, based upon the facts and circumstances as they existed at that time and subject to certain limitations, the consideration paid by the Company pursuant to the Agreement was fair, from a financial point of view, to the Company and its stockholders. In rendering this opinion, Josephthal: (i) reviewed the Agreement; (ii) reviewed certain historical financial, operating and other data that were publicly available or provided by the Company concerning the Company, including but not limited to: (a) a draft copy of Form 10-K for the period ended December 31, 1996 of the Company; (b) Form 10-Q for the period ended September 30, 1996 of the Company; and (c) internally generated operating reports of the Company; (iii) held discussions with members of the senior management of the Company regarding the business and prospects of the Company; (iv) compared certain financial and stock market information for the Company with similar information for certain other companies that it deemed comparable to the Company, including those which had been involved in a merger or acquisition since January 1, 1996; and (v) performed such other studies and analyses and considered such other factors as it deemed relevant, in whole or in part.

     In connection with the Agreement, the Board of Directors appointed Mr. Gary
D. Engle, a principal of EFG, to fill a vacancy on the Company's Board of Directors and named Mr. James A. Coyne, also a principal of EFG, as Chief Operating Officer of the Company.

     The principal differences between the current Certificate and Bylaws and the proposed Restated Certificate and Restated Bylaws are summarized below. The description is subject to the provisions of Delaware law and the full texts of the proposed Restated Certificate and Restated Bylaws set forth as

Appendix A and Appendix B, respectively. The Stockholders should carefully review the entire text of the proposed Restated Certificate and Restated Bylaws.

DIFFERENCES BETWEEN CURRENT AND PROPOSED CERTIFICATE OF INCORPORATION AND
BYLAWS

     Change of Name. The Restated Certificate and Restated Bylaws reflect the recommendation of the Board that the Company's name be changed from Banyan Strategic Land Fund II to Semele Group Inc.

     Perpetual Life. Under the Company's existing Certificate of Incorporation, the duration of the Company's existence is limited to December 31, 2007. Under the proposed Restated Certificate, the Company will, like most Delaware corporations, have perpetual life.

     Investment Advisor. At the time the Company was organized it entered into an Advisory Agreement with VMS Realty Partners ("Advisor"). The principal responsibility of the Advisor was to advise the Board of Directors of the Company on the selection of investments to be made by the Company when it was operating as a REIT. The current Bylaws contain numerous provisions intended to separate the oversight responsibility of the Board from the advisory function of the Advisor.

     Because the Company is no longer a REIT and because it has long since concluded the lending of funds invested in the Company by its original investors, the Company no longer requires the services of an investment advisor, and the Board believes it is in the best interests of the Company and its Stockholders for the Company to be structured as a conventional business corporation. Accordingly, the proposed Restated Bylaws do not contain provisions relating to an investment advisor.

     Authority of Directors. Section 10 of the current Bylaws prohibits or restricts the Company's ability to enter into various transactions, including transactions with affiliates, certain currency and securities transactions, real estate investments, borrowings and the making of certain types of mortgage loans. The proposed Restated Bylaws do not restrict the types of transactions which the Company can enter into and do not restrict transactions between the Company and affiliates. Although the Company proposes to eliminate these restrictions from the Bylaws, the Board of Directors and the Company will continue to be subject to disclosure and fiduciary duty requirements under applicable state and federal laws.

     Restrictions and Share Transfers. Section 7.8 of the current Bylaws sets forth provisions intended to prevent any single stockholder or group of affiliated Stockholders from acquiring more than 9.9% of the outstanding shares of Common Stock of the Company. These provisions were included in order to assure compliance by the Company with certain federal income tax regulations applicable to real estate investment trusts ("REITS"). Article VII of the proposed Restated Bylaws includes a similar provision intended to prohibit any person from acquiring more than 4.9% of the outstanding shares of Common Stock of the Company. This provision is designed to assist the Board in preserving the benefits of the Company's existing net operating loss carryforwards ("NOLs") (including "built-in" losses), which as of December 31, 1996 were approximately $93.5 million. Under applicable federal income tax regulations, a corporation's ability to use its NOLs will be substantially reduced if, during any three-year period, there is a 50% change of ownership in the corporation, without reference to persons holding less than 5% of the stock of the corporation. The proposed provision will allow the Board to prevent a person from becoming a 5% stockholder, as such a transaction would threaten the availability of the Company's NOLs and the Company's ability to issue additional shares of Common Stock without losing the benefit of the NOLs.

     If the Restated Bylaws are approved, the Company will conspicuously note the restrictions on its newly-issued stock certificates. The Company also would instruct its transfer agent not to recognize attempts to transfer the Company's common stock in excess of the threshold established in the transfer restrictions. The transfer agent also will have the right, before recognizing a proposed transfer, to request an affidavit from a proposed transferee regarding its ownership.

     If an "Unauthorized Transfer" (one that would result in a transferee acquiring more than 4.9% of the Company's outstanding shares of common stock) purportedly occurs, then it would be considered void ab initio. However, the transfer restrictions should not interfere with the settlement process. If a seller has sold shares of common stock in a purported Unauthorized Transfer, then the following steps would be taken:

     1. Within thirty business days of learning of the purported Unauthorized Transfer, the Company will deliver to the purported transferee (the "Purported Transferee") of the shares (the "Prohibited Stock") a notice: (a) stating that the Purported Transferee has purportedly received shares in a transaction that constitutes an Unauthorized Transfer; and (b) demanding the Purported Transferee to surrender or cause to be surrendered to an agent designated by the Company (the "Agent") certificates representing the Prohibited Stock and any dividends or distributions that the Purported Transferee has received as a result of its ownership of the Prohibited Stock.

     2. A Purported Transferee who has purportedly resold the Prohibited Stock before receiving the notice will be required to transfer to the Agent the proceeds of the sale, to the extent they exceed the amount that the Purported Transferee paid for the Prohibited Stock in the unauthorized transfer, together with any dividends or distributions that the Purported Transferee has received on the Prohibited Stock. Unless the purported resale itself would violate the transfer restrictions (in which case it would also be prohibited), the transferee will be treated as the owner of the Prohibited Stock and as having acquired such Prohibited Stock from the Purported Transferee acting in the capacity as agent for the Company.

     3. As soon as practicable after receiving the Prohibited Stock and any dividends or distributions that the Purported Transferee received in respect of the Prohibited Stock, the Agent will sell the Prohibited Stock and any non-cash dividends or distributions in an arm's-length transaction (using best efforts to consummate such sale on the Nasdaq). After applying the proceeds from such sale toward reimbursing the Purported Transferee for the price paid for the Prohibited Stock, the Agent will pay any remaining proceeds and any cash dividends and distributions to organizations described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that the Company designates. In no event shall the proceeds of any such sale by the Agent or the surrender of dividends or distributions inure to the benefit of the Company or the Agent, but such amounts may be used to reimburse expenses incurred by the Agent in performing its duties prior to any reimbursement being made.

     4. In addition to the remedies described above, any person who knowingly engages in an Unauthorized Transfer or otherwise knowingly violates the transfer restrictions will be liable to the Company for any costs and damages incurred by the Company as a result of any such violation.

     5. Upon demand by the Company, the shareholders will be required to disclose in writing such information with respect to their direct and indirect ownership of Common Stock as the Company deems necessary to ensure compliance with the transfer restrictions.

     The transfer restrictions described above will remain in place until the Board of Directors determines either that there are no longer available any NOLs or that, notwithstanding the remaining availability of NOLs, maintenance of the transfer restrictions is no longer in the best interests of the Company.

     Calling of Stockholder Meetings. The Company's current Bylaws provide that special meetings of the Stockholders may be called at the request of Stockholders holding at least 10% of the outstanding shares of Common Stock. The proposed Restated Bylaws provide that special meetings of the Stockholders may be called at the request of Stockholders holding at least 30% of the outstanding shares of Common Stock.

     Staggered Board. The proposed Restated Bylaws provide that the Board of Directors will be divided into three classes as nearly equal in number as possible so that approximately one-third of the members of the Board of Directors are elected each year, each to serve a three-year term. The current Bylaws provide that the entire Board of Directors is elected each year at the annual meeting of the Company. After careful consideration, the Board of Directors of the Company believes that staggering the terms of members of the Board of Directors will facilitate continuity and stability of leadership by ensuring that experienced Directors familiar with the Company and its operations are serving on the Board at all times. The proposed Restated Certificate and Restated Bylaws therefore include provisions providing for a division of the Board of Directors into three classes having staggered terms of three years each as well as a provision which provides that a Director may be removed only by vote of the Stockholders for cause. If the Stockholders approve Proposals Number One, Two and Three, then each class of Directors will include an individual who has served as a Director since 1987.

     Under the proposed Restated Bylaws, the Board will consist of from four to nine directors, as fixed by the Stockholders at the Annual Meeting of Stockholders. The number of Directors may be increased or decreased within such limits by the Stockholders or the Board of Directors. Each class of the Board will consist of approximately one-third of the total number of Directors. Each Director will hold office until the annual meeting for the year in which his term expires. If the number of Directors is changed, any increase or decrease will be apportioned among the classes so as to maintain each class as nearly equal in number as possible, provided that no decrease will affect the term of any director then in office. The Bylaws of the Company currently provide for a Board of Directors of between three and nine members, as fixed from time to time by the Stockholders or the directors, with each Director to hold office until the next annual meeting. Currently, the stockholders or the Board can increase the number of Directors, provided that between successive annual meetings, the Board may not increase the Board above (9) members.

     The current Bylaws also provide that Directors may be removed with or without cause by vote of holders of a majority of the outstanding shares of Common Stock. The proposed Restated Bylaws provide that a Director may be removed from office only for cause by vote of the holders of a majority of the outstanding shares of Common Stock. The current Bylaws provide that any vacancy in the Board of Directors may be filled for the unexpired balance of the term by the Stockholders or by the Board of Directors then in office. Under the proposed Restated Bylaws, vacancies on the Board occurring during the year may be filled by vote of a majority of the remaining Directors. A Director elected in this manner to fill a vacancy will hold office until the next annual meeting following the election until a successor is duly qualified and elected.

     If the proposed Restated Certificate and Bylaws are approved at the Annual Meeting, the Board of Directors will be divided into three classes of Directors. The first class will be elected for a term expiring at the 1997 Annual Meeting, the second class will be elected for a term expiring at the 1998 Annual Meeting and the third class will be elected for a term expiring at the 1999 Annual Meeting. At the 1997 Annual

Meeting and thereafter, Directors will be elected to a full term of three years to succeed those Directors whose terms are expiring. See "Proposal Number One." The Company currently has no agreements or plans with respect to increasing or decreasing the size of the Board of Directors.

     Staggering the terms of Directors and the provisions regarding removal of a Director will serve to moderate the pace of any change of control of the Board of Directors and will facilitate continuity and stability of leadership of the Company, which the Board of Director believes is the best interests of the Stockholders. Nevertheless, some Stockholders may find the proposed changes disadvantageous because it will make it more difficult to change the Board. Staggering the terms of Directors could increase the time required for an entity seeking to take control of the Company to change or add Directors, could deter a company contemplating a takeover or merger attempt from making an offer that might, from a financial point of view, be favorable to some Stockholders and could make it more difficult for Stockholders to change more than one-third of the Directors at a stockholder meeting even when this might be deemed desirable.

     The Board of Directors is not aware of any planned attempt to take over the Company or of any proposed accumulation of shares by an individual or group. Because such events could occur in the future, the Board is recommending classification of Directors at this time.

     Amendment of Bylaws. Except in limited circumstances, the current Bylaws may be amended only by vote of a majority of the holders of Common Stock of the Company. Under the Restated Certificate and the Restated Bylaws, the Bylaws may be amended by the Stockholders or by vote of the Board of Directors.

PROPOSAL NUMBER THREE: TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE AND ADOPT THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY.

     RECOMMENDATION OF THE BOARD: The Board has unanimously approved the Restated Certificate, and hereby recommends that the Stockholders vote for approval and adoption of the Restated Certificate.

     RESOLVED, that the stockholders approve of and adopt the Amended and Restated Certificate of Incorporation of the Company.

     Vote Required. Approval of the Restated Certificate requires the affirmative vote of a majority of the outstanding shares of Common Stock.

PROPOSAL NUMBER FOUR: TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE AND ADOPT THE AMENDED AND RESTATED BYLAWS OF THE COMPANY.

     RECOMMENDATION OF THE BOARD: The Board has unanimously approved the Restated Bylaws, and hereby recommends that the Stockholders vote for approval and adoption of the Restated Bylaws.

     RESOLVED, that the stockholders approve of and adopt the Amended and Restated Bylaws of the Company.

     Vote Required. Approval of the Restated Bylaws requires the affirmative vote of a majority of the outstanding shares of Common Stock.

                               EXECUTIVE OFFICERS

     The following table sets forth information with respect to the Company's executive officers. Each officer is elected annually by the Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Directors:

                                                       Principal Occupations                         Officer & Year
                  Name                        Age      During Past 5 Years                           First Elected
                  Leonard G. Levine           50       Mr. Levine has been President and Chief       President and Chief
                                                       Executive Officer of the Company since 1990.  Executive Officer; 1990
                                                       He also serves as President of Banyan
                                                       Strategic Realty Trust and as President and
                                                       a Director of Banyan Management Corp.

                  James A. Coyne              37       Mr. Coyne has been Chief Operating Officer    Chief Operating Officer,
                                                       of the Company since 1997.  Mr. Coyne is      1997
                                                       Senior Vice President/Capital Markets of
                                                       Equis Financial Group and is also Vice
                                                       President of AFG Realty Inc., an affiliate
                                                       of EFG.  He is responsible for EFG's real
                                                       estate activities in both the United States
                                                       and Australia.  Mr. Coyne joined EFG in
                                                       1989, remained until May 1993, and rejoined
                                                       EFG in November 1994 immediately prior to
                                                       the change in control.  From May 1993
                                                       through November 1994 he was with the
                                                       Raymond Company, a private investment firm,
                                                       where he was responsible for obtaining
                                                       financing for corporate and real estate
                                                       acquisitions.


                  Neil D. Hansen              50       Mr. Hansen has been First  Vice  President    First Vice President;
                                                       of  the  Company  since  1991. He also        1991
                                                       serves as First Vice President  of  each  of
                                                       Banyan Strategic Realty Trust and Banyan
                                                       Management Corp.






                                                       Principal Occupations                         Officer & Year
                  Name                        Age      During Past 5 Years                           First Elected
                  Robert G. Higgins           45       From 1990 to 1992, Mr.  Higgins  was  a       Vice President - General
                                                       contract  partner  at  the  law firm of       Counsel, 1992; Secretary,
                                                       Chapman and Cutler. Mr.  Higgins  is          1995
                                                       admitted  to  the  bar  in the States of
                                                       Illinois, Minnesota and Texas.  Mr.  Higgins
                                                       also  serves Vice President, General Counsel
                                                       and Secretary of Banyan Strategic Realty
                                                       Trust and Banyan Management Corp.


                  Joel L. Teglia              35       From 1991 to 1994, Mr. Teglia was the         Vice President and Chief
                                                       Controller for Banyan Management Corp.  Mr.   Financial Officer, 1994
                                                       Teglia also serves as Vice President and
                                                       Chief Financial Officer of Banyan Strategic
                                                       Realty Trust and Banyan Management Corp.



                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A.       DIRECTOR COMPENSATION

     The Directors are paid an annual fee of $15,000, payable quarterly, plus $875 for each Board meeting, including meetings of the audit committee, attended in person and $250 an hour for each Board meeting, including meetings of the audit committee, attended via telephonic conference call. In addition, each Director is reimbursed for out-of-pocket expenses incurred in attending meetings of the Board.

B.       EXECUTIVE COMPENSATION

     Compensation paid to Mr. Levine, the President and Chief Executive Officer of the Company, for the years ended December 31, 1996, 1995 and 1994 is as follows:


                                                                                      Long-Term Compensation
                                                                                      ----------------------

                                        Annual Compensation                          Awards             Payouts
                                        -------------------                          ------             -------

                                                                     Other
                                                                     Annual      Restricted                           All Other
                                                                     Compen-     Stock       Options     LTIP         Compen-
                                     Year      Salary     Bonus(2)   sation      Award(s)    SARs (#)    Payouts      sation
                                     ----      ------     -----      ------      --------    --------    -------      ------
                  Leonard G.         1996     $108,141    217,135    n/a         n/a           n/a         n/a          n/a
                  Levine,
                  President

                                     1995     $105,606   $ 27,612    n/a      ($19,606)        n/a         n/a          n/a

                                     1994     $102,800   $ 78,425    n/a       $19,606         n/a         n/a          n/a


(1) Total compensation for the next four highest paid executives of the Company for 1996, 1995 and 1994 was less than $100,000 per individual.

(2) Pursuant to Mr. Levine's employment agreement at the time, the incentive amounts which were earned in 1995, 1994 and 1993 were paid or awarded to him by the Company in 1996, 1995 and 1994. Therefore, this compensation is presented as paid in 1996, 1995 and 1994.

     Mr. Levine serves as Chief Executive Officer of the Company pursuant to an employment agreement entered into on January 1, 1990 (the "Original Agreement"), which was amended and restated effective May 1, 1997 (the "Restated Agreement"). The Restated Agreement expires on June 30, 1997, but automatically extends for additional one-month periods unless either Mr. Levine or the Company gives notice of intent to terminate. Under the agreement, Mr. Levine is paid a salary for calendar year 1997 equal to $111,926 per year, adjusted on January 1 of each year based on increases in the "consumer price index."

     Under the Original Agreement, Mr. Levine was eligible to receive compensation under an incentive program included in the agreement. Under the Original Agreement, beginning January 1, 1993, Mr. Levine earned incentive compensation based and calculated on the following four components: (i) 1.00% of the Company's collateralized claims which are converted into cash; (ii) 3.00% of the Company's unsecured claims which are converted into cash; (iii) 0.1% of all cash distributions of capital; and (iv) .14% of all distributions of income to stockholders of the Company.

     Pursuant to Mr. Levine's Original Agreement, incentive compensation earned was paid 80% in cash on or before March 15th of the year following the period for which the incentive was earned and 20% in phantom stock rights payable in cash based on the value of the Common Stock (the "Phantom Stock").

     The number of shares of Phantom Stock issued to Mr. Levine was equal to 20% of the incentive compensation divided by the per share value of the Phantom stock on December 31 of the calendar year for which the incentive compensation was paid (the "Grant Date"). Mr. Levine also received, in cash, any distributions in respect of the Phantom Stock at the same rate that distributions were paid on the Common Stock generally. So long as the Common Stock is publicly traded, the value of the Phantom Stock is equal to the average closing price of the Common Stock for the five business days ended at the Grant Date. Under the terms of the Original Agreement, if the Common Stock is not publicly traded, the value of the Phantom Stock is calculated as the book value per share multiplied by the average price to book value ratio for the last day of each of the three most recent quarters for which the stock was publicly traded. The price to book value ratio as of the last day of a quarter is the average closing price of the Common Stock for the preceding five business days divided by the book value per share on the last day of the quarter.

     If the Common Stock is listed on a national securities exchange on the Vesting Date, as defined below, and may be issued to Mr. Levine without violating any securities laws or regulations or the laws of the exchange on which they are listed, upon notice to Mr. Levine, the Company may elect to convert each share of the Phantom Stock into one share of Common Stock on the Vesting Date. If the Company does not elect to convert the Phantom Stock, on or within 30 days of the Vesting Date the Company is to pay to Mr. Levine in cash, the value of the Phantom Stock on the Vesting Date. On March 1, 1996 and April 1, 1997, Mr. Levine: (i) was paid $217,135 and $7,164 in cash, representing 80% of the incentive compensation earned for the fiscal years ended December 31, 1995 and December 31, 1996; and (ii) received 43,083 shares and 1,910 shares, respectively, of Phantom Stock representing 20% of his incentive compensation. The value of the Phantom Stock on the Grant Date was $1.26 per share or $54,284 for shares issued in 1996 and $.9375 per share or $1,790 for shares issues in 1997.

     Prior to April 20, 1995, 20% of the incentive compensation earned by Mr. Levine was payable in shares of the Common Stock (the "Award Shares"). On March 24, 1995 and January 28, 1994, Mr. Levine was paid $27,612 and $78,425, representing 80% of his 1994 and 1993 incentive compensation, respectively. Mr. Levine also received 6,136 Award Shares for 1994 which the Company valued at $1.125 per share, or $6,903 and 17,428 Award Shares for 1993 which the Company values at $1.26 per share or $19,606. These Award Shares represented 20% of the incentive earned by Mr. Levine during the fiscal years ended December 31, 1994. These Award Shares are being held by the Company for Mr. Levine's benefit, pending satisfaction of the vesting requirements, until the earlier of (i) December 31, 1997; (ii) the termination of Mr. Levine's employment by the Company without just cause; or (iii) the permanent disability or death of Mr. Levine (the "Vesting Date"). All Award Shares earned by Mr. Levine will be forfeited by Mr. Levine if he is not employed by the Company on December 31, 1997, unless such failure is due to death or permanent disability or termination without just cause. Mr. Levine is entitled to all distributions paid on Award Shares held by the Company for his benefit.

     Under the Restated Agreement, Mr. Levine will receive a termination fee of $400,000 in the event that his employment is terminated either: (i) voluntarily after August 1, 1997; or (ii) at any time by the Company. Under the Restated Agreement, Mr. Levine has agreed that if his employment with the Company is terminated, he will surrender and cancel all options to purchase the Common Stock which he may hold, upon receipt of the $400,000 termination fee.

C.       EXECUTIVE AND DIRECTORS STOCK OPTION PLAN

     On June 30, 1994, the Stockholders approved and adopted the 1994 Executive and Directors Stock Option Plan (the "Plan"). The Plan granted the Board of Directors the authority to issue up to 1,000,000 shares of the Common Stock for stock option awards. The Plan consists of an Executive Option Grant Program and a Director Option Grant Program. Under the Director Option Grant Program, each of Gerald L. Nudo, Robert M. Ungerleider, and Walter E. Auch, Sr., in consideration of their length of service on the board, on the tenth business day after adjournment of each annual meeting received an option to acquire 50,000 shares. The exercise price of the options initially granted to the Board of Directors on July 15, 1994 under the Director Option Grant Program was $1.125. No executive is eligible to receive options under the Director Option Grant Program.

     The Board administers the Executive Option Grant Program and has the authority to determine, among other things, the individuals to be granted Executive Options, the exercise price at which shares may be acquired, the number of shares subject to each option and the exercise period of each option. The Board is also authorized to construe and interpret the Executive Option Grant Program and to prescribe additional terms and conditions of exercise in option agreements and provide the form of option agreement to be utilized with the Executive Option Grant Program. No Director is eligible to receive options under the Executive Option Grant Program.

     Options are not transferable except by will or by the laws of descent and distribution, and are exercisable during an optionee's lifetime only by the optionee or the appointed guardian or legal representative of the optionee. Upon the: (a) death or permanent and total disability of an optionee; or (b) retirement in accord with the Company's retirement practices, any unexercised options will be exercisable at any time within one year in the case of (a) and ninety days in the case of (b) (but in no case beyond the expiration date specified in the Option Agreement). If, while unexercised options remain outstanding under the Plan, the fund ceases to be a publicly-traded company, or if the Company merges with another entity or a similar event occurs, all options outstanding under the Plan shall immediately become exercisable at that time.

     The Plan requires the optionee to pay, at the time of exercise, for all Shares acquired on exercise in cash, Shares, or in the case of the Executive Option Program, other forms of consideration acceptable to the Board.

     If the Company declares a stock dividend, splits its stock, combines or exchanges its shares, or engages in any other transactions which results in a change in capital structure such as a merger, consolidation, dissolution, liquidation or similar transaction, the Board may adjust or substitute, as the case may be, the number of shares available for options under the Plan, the number of shares covered by outstanding options, the exercise price per share of outstanding options, any target price levels for vesting of the options and any other characteristics of the options as the Board deems necessary to equitably reflect the effects of those changes on the option holders.

     On each of April 16, 1996, July 11, 1995 and January 18, 1994, the Board granted to management options to purchase 90,000 shares under the Plan, at prices of $1.25, $1.50 and $1.125 per share, respectively (the closing price on the day of the grant of options).

     Pursuant to the terms of the grants, options for all shares granted under the Executive Option Grant Program are exercisable and vested in installments as follows: (1) 33.3% of the a number of shares commencing on the first anniversary of the date of grant; (ii) an additional 33.3% of the shares commencing on the second anniversary of the date of the grant; and (iii) an additional 33.4% of shares commencing on the third anniversary of the date of grant. Options for all shares as granted under the Director Option Grant Program are exercisable in installments as follows: (i) 50.0% of the number of shares commencing on the first anniversary of the date of grant; and (ii) an additional 50.0% of the number of shares commencing on the second anniversary of the date of grant. The Board is granted discretion to determine the term of each option granted under the Executive Option Grant Program, but in no event will the term exceed ten years and one day from the date of grant.

     In May 1997, all of the Company's executives who held unexercised options issued under the Plan agreed to cancel and surrender these options in consideration of the Company paying each holder $.20 in cash for each share of Common Stock subject to such holder's options.

     Stock Options granted or exercised by executive officers for the year ended December 31, 1996, are as follows:

                    OPTION/SAR GRANTS IN 1996 FISCAL YEAR

                                     Number of      % of Total                                    Potential Realized Value At
                                     Securities     Options/SARs                                  Assumed Annual Rates of Stock
                                     Underlying     Granted to                                    Price Appreciation for Option
                                     Options/SARs   Employees in    Exercise or   Expiration                 Term
                  Name               Granted        Fiscal Year     Base Price    Date

                                                                                                    5%              10%

                  Leonard G.         Options        Options
                  Levine

                                    60,000           67%            $1.25         April 16,       $47,167         $119,531
                                                                                  2006

                                     SAR's          SAR's

                                     6,136          100%            $1.25         n/a             $ 4,341        $  11,002


 AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR END OPTIONS/SAR VALUES

                                                                            Number of Securities        Value of Unexercised
                                          Shares                            Underlying Unexercised      In-The-Money
                                          Acquired                          Options/SARs at             Options/SARs at
                  Name                    on Exercise     Values Realized   December 31                 December 31
                                                                            Exercisable/Unexercisable   Exercisable/Unexercisable

                  Leonard G. Levine       Options

                                             $0              $0                60,000/180,000              $-0-/$-0-


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Administrative costs, primarily salaries and general and administrative expenses, are reimbursed by the Company to BMC, which is owned by the Company, Banyan Strategic Realty Trust and Legend Properties, Inc. (f/k/a Banyan Mortgage Investment Fund). Mr. Levine is the president of BMC but he receives no additional compensation for these services. Messrs. Teglia, Hansen and Higgins are employees of the Company but are actually included in the administrative costs for which BMC is reimbursed by the Company. The directors/trustees for all Banyan Funds serve as directors of BMC but receive no additional compensation for these services. All costs incurred on behalf of BMC for the Company are allocable to the Company based on the ratio of the actual number of hours spent by BMC personnel on the Company's matters compared to the total number of BMC personnel related to that particular entity. The Company's allocable share of costs for the years ended December 31, 1996, 1995, and 1994, aggregated $269,508, $557,899, and $593,964, respectively. As one of its administrative services, BMC serves as the paying agent for general and administrative costs of the Company. As part of providing this payment service, BMC maintains a bank account on behalf of the Company. As of December 31, 1996, the Company had a net receivable due from BMC of $2,180.

     In connection with the Exchange, the Company amended its agreement with BMC and on May 6, 1997, entered into an Administrative Services Agreement with an affiliate of EFG. See "Matters to be Considered by Stockholders - Proposals Number Three and Four -- The Exchange."

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for the 1997 Annual Meeting of Stockholders must be received by the Company at its executive office in Chicago, Illinois, on or prior to May 13, 1998 for inclusion in the Company's proxy statement for that meeting. Any Stockholder proposal must also meet the other requirements for Stockholder proposals as set forth in the rules of the Securities and Exchange Commission relating to Stockholder proposals.

OTHER MATTERS

     As of the date of this Proxy Statement, no business other than that discussed above is to be acted upon at the Meeting. If other matters not known to the Board should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.


                                      BANYAN STRATEGIC LAND FUND II
                                      By the Order of the Board of Directors,



                                      Leonard G. Levine
                                      President



Chicago, Illinois
September 5, 1997

     A COPY OF THE BANYAN STRATEGIC LAND FUND II 1996 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE SUPPLIED TO STOCKHOLDERS WITHOUT CHARGE. REQUESTS FOR THE REPORT SHOULD BE DIRECTED TO:

                 Banyan Strategic Land Fund II
                 c/o Investor Relations Department
                 150 S. Wacker Drive, Suite 2900
                 Chicago, IL 60606 (312) 683-3670




          YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

                             AMENDED AND RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                              SEMELE GROUP INC.
               Formerly known as Banyan Strategic Land Fund II
                              -----------------


        1.      The name of the corporation is Semele Group Inc. (the
"Corporation").

        2. The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

        3. The nature of the business or purposes to be conducted or promoted by the Corporation is to acquire, directly or indirectly, interests in real estate and in general to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        4. The Corporation is authorized to issue 50,000,000 shares of common stock, each share having a par value of $.01.

        5. The Board of Directors of the Corporation is expressly authorized to make, alter or repeal Bylaws of the Corporation, but the stockholders may make additional Bylaws and may alter or repeal any Bylaw whether adopted by them or otherwise.

        6. The number of directors which will constitute the whole Board of Directors of the Corporation shall be as specified in the Bylaws of the Corporation. The election of directors need not be by written ballot unless the Bylaws so provide.

        7. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statue, and all rights conferred upon stockholders herein are granted subject to this reservation.

        8. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability: (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the Director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize, with the approval of a corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a Director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended. Any repeal or modification of the foregoing provisions of this Section 8 by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

        9. To the fullest extent permitted by applicable law, this Corporation is authorized to provide idemnification of (and advancement of expenses to) directors, officers, employees and agents of the Corporation (and any other persons to which Delaware law permits this Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section
145 of the General Corporation Law of the State of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others. Any repeal or modification of any of the foregoing provisions of this Section 9 shall not adversely affect any right or protection of a director, officer, employee, agent or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer, employee or agent occurring prior to such repeal or modification.

                                                                      APPENDIX B


                              SEMELE GROUP INC.
               Formerly known as Banyan Strategic Land Fund II
                      ___________________________________

                          AMENDED AND RESTATED BYLAWS

                                   ARTICLE I

                                    OFFICES

     The Corporation may have offices at such place or places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 1. Time and Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or, in the case of an adjourned meeting, as announced at the meeting at which the adjournment is taken. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof or, in the case of an adjourned meeting, as announced at the meeting at which the adjournment is taken.

     Section 2. Annual Meetings. Annual meetings of stockholders shall be held at such date and time within six months following the end of each fiscal year of the Corporation as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which the stockholders shall elect by a plurality vote a Board of Directors and transact such other business as may properly be brought before the meeting.

     Section 3. Notice of Annual Meetings. Written notice of the annual meeting, stating the place, date, and hour of the meeting, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

     Section 4. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time by order of the Board of Directors and shall be called by the Chairman of the Board, the President, or the Secretary at the request in writing of a majority of the Board of Directors, a majority of the Independent Directors, or stockholders holding at least 30% of the outstanding shares of Common Stock of the Corporation. Such request shall state the purpose or purposes of the proposed special meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 5. Notice of Special Meetings. Written notice of a special meeting, stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

     Section 6. Quorum. Except as otherwise provided by statute, these Bylaws, or the Certificate of Incorporation, the holders of stock having a majority of the voting power of the stock entitled to be voted thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting) until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If any single adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 7. Organization. At each meeting of the stockholders, the Chairman or Vice Chairman of the Board or the President, determined as provided in Article V of these Bylaws, or if those officers shall be absent therefrom, another officer of the Corporation chosen as chairman present in person or by proxy and entitled to vote thereat, or if all the officers of the Corporation shall be absent therefrom, a stockholder holding of record shares of stock of the Corporation so chosen, shall act as chairman of the meeting and preside thereat. The Secretary, or if he or she shall be absent from such meeting or shall be required pursuant to the provisions of this Section 7 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present thereat) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

     Section 8. Voting. Except as otherwise provided in the Certificate of Incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him, her or it and registered in his, her or its name on the books of the Corporation on the date fixed pursuant to the provisions of
Section 5 of Article VII of these Bylaws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by stock of the Corporation may be given at any meeting of the stockholders by the stockholder entitled thereto, in person or by his or her proxy appointed by an instrument in writing subscribed by such stockholder or by his or her attorney thereunto duly authorized and delivered to the Secretary of the Corporation or to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.

     At all meetings of the stockholders, all matters, except where other provision is made by law, the Certificate of Incorporation, or these Bylaws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where a separate vote by class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat on any question other than the election or removal of directors need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his or her proxy, if there be such proxy, and shall state the number of shares voted.

     Section 9. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or her or through a transfer agent appointed by the Board of Directors, to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before said meeting, either at a place within the city where said meeting is to be held, which place shall be specified in the notice of said meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof, and may be inspected by any stockholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     Section 10.  Inspectors of Election.

     (a) The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors or replace an inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

     (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and
(v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

     (c) The date and time of the operating and the closing of the polls for each matter upon which the stockholders will vote at meeting shall be announced at the meeting.

     (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection
(b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained information, when the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

     Section 11.  Actions Without a Meeting.

     (a) Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted. Notice of the taking of corporate action without a meeting shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of members are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     (b) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporation action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Article II,
Section 11 to the Corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     (c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III

                               BOARD OF DIRECTORS

     Section 1. Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation, or these Bylaws directed or required to be exercised or done by the stockholders.

Section 2.  Number, Qualification, and Term of Office.  The Board of
Directors elected immediately following the adoption of these Bylaws shall consist of not less than four (4) nor more than nine (9) individuals, at least a majority of whom shall at all times be Independent Directors, and shall be divided into three Classes as nearly equal in number as possible, with the initial terms of such Classes being one year, two years and three years respectively. Except as provided in the immediately preceding sentence, the term of office for each Director shall be three years. Thereafter, the number of Directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors or by the stockholders at any annual or special meeting or otherwise pursuant to action of the stockholders. Directors need not be stockholders. The directors shall be elected at the annual meeting of the stockholders, except as contemplated by the second sentence of this Section and as provided in Sections 4 and 5 of this
Article III, and each director elected shall hold office until the next annual meeting of the stockholders of the corporation and until his or her successor is duly elected and qualified, or until his or her death or retirement or until he or she resigns or is removed in the manner hereinafter provided. Such
election shall be by written ballot.   For purposes of this Article III,
Section 2, "Independent Directors" shall mean directors who (i) are not affiliated directly or indirectly (whether by ownership of, ownership interest in, employment by, or service as an officer or director by such person or an immediate family member) with Equis Financial Group Limited Partnership, or any person or entity controlling, controlled by, or under common control with, Equis Financial Group Limited Partnership, and (ii) perform no other ongoing or substantial services for the Corporation except as directors.

     Section 3. Resignation. Any director may resign at any time by giving written notice of his or her resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Secretary. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 4. Removal of Directors. Any director may be removed, either with or without cause, at any time, by the affirmative vote of a majority in voting interest of the stockholders of record of the Corporation entitled to vote, given at an annual meeting or at a special meeting of the stockholders called for that purpose. The vacancy in the Board of Directors caused by any such removal shall be filled by the stockholders at such meeting or by the directors as provided in Section 5 of this Article III. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

     Section 5 Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office though less than a quorum, or by a sole remaining director, or by a plurality of the votes cast at a meeting of stockholders, and the directors so chosen shall hold office until the annual meeting next after their election and until their successors are elected and qualified, unless sooner displaced. If at any time, by reason of death or resignation ro other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware. If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then if office as aforesaid, which election shall be governed by the provisions of
Section 211 of the General Corporation Law of Delaware as far as applicable.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 6. Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 7. Annual Meetings. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. If such meeting is not held immediately after the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     Section 9. Special Meetings; Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or the Secretary on 24 hours' notice to each director, either personally or by telephone or by mail, telecopy, or other form of recorded communication; special meetings shall be called by the Chairman of the Board, the President, or the Secretary in like manner and on like notice on the written request of two directors. Notice of any such meeting need not be given to any director, however, if waived by him or her in writing or by mail, telecopy, or other form of recorded communication, or if he or she shall be present at such meeting.

     Section 10. Quorum and Manner of Acting. At all meetings of the Board of Directors, a majority of the directors at the time in office (but not less than one-third of the whole Board of Directors) shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, these Bylaws or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 11. Remuneration. Unless otherwise expressly provided by resolution adopted by the Board of Directors, the Independent Directors of the Corporation shall be paid an annual fee of $15,000, payable quarterly, plus $875 for each Board meeting, including meetings of the audit committee, attended in person and $250 an hour for each Board meeting, including meetings of the audit committee, attended via telephonic conference call. In addition, each Director shall be reimbursed for out-of-pocket expenses incurred in attending meetings of the Board. The Board of Directors may at any time and from time to time by resolution provide that a different sum shall be paid to any director of the Corporation, either as his or her annual remuneration as such director or member of any committee of the Board of Directors or as remuneration for his or her attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also likewise provide that the Corporation shall reimburse each director for any expenses paid by him on account of his or her attendance at any meeting. Nothing in this Section 10 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration thereof.




                           COMMITTEES OF DIRECTORS

     Section 12. Executive Committee: How Constituted and Powers. The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of three or more of the directors of the Corporation. Subject to the provisions of
Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these Bylaws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee or any other committee of directors or to elect or approve offices of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of common stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

     Section 13. Organization. The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

     Section 14.  Meetings.   Regular meetings of the Executive Committee, of
which no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telecopy, or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by him or her in writing or by mail, telecopy, or other form of recorded communication, or if he or she shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all members of the Executive Committee shall be present thereat. Subject to the provisions of this Article III, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

     Section 15. Quorum and Manner of Acting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee.

     Section 16. Other Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of three or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and manage, exercise, subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these Bylaws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee or in their respective membership, to appoint or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights with respect to the common stock of the Corporation pursuant to and in accordance with any plan approved by the Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time.

     Section 17. Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     Section 18. Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

                                    GENERAL

     Section 19. Actions Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

     Section 20. Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting conducted pursuant to this Section 20 shall constitute presence in person at such meeting.

                                   ARTICLE IV

                                    NOTICES

     Section 1. Type of Notice. Whenever, under the provisions of any applicable statute, the Certificate of Incorporation, or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, in person or by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given in any manner permitted by Article III hereof and shall be deemed to be given at the time when first transmitted by the method of communication so permitted.

     Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of any applicable statute, the Certificate of Incorporation, or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director or stockholder by mail, telecopy, or other form of recorded communication may constitute such a waiver.

                                   ARTICLE V

                                    OFFICERS

     Section 1. Elected and Appointed Officers. The elected officers of the Corporation shall be a President, Chief Operating Officer, Chief Executive Officer, one or more Vice Presidents, with or without such descriptive titles as the Board of Directors shall deem appropriate, a Secretary, and a Treasurer, a Vice Chairman of the Board (who shall be a director) and a Chairman of the Board (who shall be a director) and a Controller. The Board of Directors or the Executive Committee of the Board of Directors by resolution also may appoint one or more Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries, Assistant Controllers, and such other officers and agents as from time to time may appear to be necessary or advisable in the conduct of the affairs of the Corporation.

     Section 2.  Time of Election or Appointment.   The Board of Directors at
its annual meeting shall elect or appoint, as the case may be, the officers to fill the positions designated in order pursuant to Section 1 of this Article V. Officers of the Corporation may also be elected or appointed, as the case may be, at any other time.

     Section 3. Salaries of Elected or Appointed Officers. The salaries of all elected or appointed officers of the Corporation shall be fixed by the Board of Directors, unless this function is delegated to the President and/or Chief Executive Officer with respect to officers other than President and Chief Executive Officer.

     Section 4. Term. Each officer of the Corporation shall hold his office until his or her successor is duly elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors or the Executive Committee may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled by the Board of Directors or the appropriate committee thereof.

     Section 5. Duties of the Chairman of the Board. The Chairman of the Board, if one be elected, shall preside when present at all meetings of the Board of Directors and, with the approval of the President, may preside at meetings of the stockholders. He or she shall advise and counsel the President and other officers of the Corporation, and shall exercise such powers and perform such duties as shall be assigned to or required of him or her from time to time by the Board of Directors.

     Section 6. Duties of the Vice Chairman of the Board. The Vice Chairman of the Board, if one be elected, shall preside when present at all meetings of the Board of Directors in the absence of the Chairman of the Board, and, with the approval of the President, may preside at meetings of the stockholders. He or she shall assist the Chairman of the Board in fulfillment of the Chairman's functions, and shall advise and counsel the President and other officers of the Corporation, and shall exercise such powers and perform such duties as shall be assigned to or required of him or her from time to time by the Board of Directors.

     Section 7. Duties of the President. The President shall be the chief executive officer of the Corporation and, subject to the provisions of these Bylaws, shall have general supervision of the affairs of the Corporation and shall have general and active control of all its business. He or she shall preside, when present, at all meetings of stockholders, except when the Chairman or Vice Chairman of the Board presides with the approval of the President and as may otherwise be provided by statute, and, in the absence of any other person designated thereto by these Bylaws, at all meetings of the Board of Directors. He or she shall see that all orders and resolutions of the Board of Directors and the stockholders a carried into effect. He or she shall have general authority to execute bonds, deeds, and contracts in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these Bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his or her authority or under authority of an officer subordinate to him or her; to suspend for cause, pending final action by the authority which shall have elected or appointed him or her, any officer subordinate to the

President; and , in general, to exercise all the powers and authority usually appertaining to the chief executive officer of a corporation, except as otherwise provided in these Bylaws.

     Section 8. Duties of the Chief Operating Officer. The chief operating officer of the Corporation shall have the power and authority usually appertaining to the chief operating officer of a corporation and shall have such other powers as the Board of Directors or the President may from time to time prescribe.

     Section 9. Duties of Vice Presidents. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there may be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

     Section 10. Duties of Assistant Vice Presidents. In the absence of a Vice President or in the event of his inability or refusal to act, the Assistant
Vice President (or in the event there shall be more than one, the Assistant
Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of that Vice President, and shall perform such other duties and have such powers as the Board of Directors, the President, or the Vice President under whose supervision he or she is appointed may from time to time prescribe.

     Section 11. Duties of the Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of the Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he or she shall be. He or she shall have custody of the corporate seal of the Corporation, and he or she, or an Assistant Secretary, shall have the authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall keep and account for all books, documents, papers, and records of the Corporation, except those for which some other officer or agent is properly accountable. He or she shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the secretary of a corporation.

     Section 12. Duties of Assistant Secretaries. In the absence of the Secretary or in the event of his or her inability or refusal to act, the Assistant Secretary (or, if there shall be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers as the Board of Directors, the President, or the Secretary may from time to time prescribe.

     Section 13. Duties of the Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he or she shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his or her possession or under his control belonging to the Corporation. The Treasurer shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he or she shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance.

     Section 14. Duties of Assistant Treasurers. The Assistant Treasurer or Assistant Treasurers shall assist the Treasurer, and in the absence of the Treasurer or in the event of his or her inability or refusal to act, the Assistant Treasurer (or in the event there shall be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Treasurer may from time to time prescribe.

     Section 15. Duties of the Controller. The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. He or she shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. He or she shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, he or she shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he or she shall perform such other duties as may be prescribed by the Board of Directors, the President or any such Vice President in charge of finance.

     Section 16. Duties of Assistant Controller. The Assistant Controller or Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his or her inability or refusal to act, the Assistant Controllers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment, shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President or the Controller may from time to time prescribe.

                                   ARTICLE VI

                                INDEMNIFICATION

     Section 1. Power to Indemnify in Actions, Suits or Proceedings Other Than Those By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officers, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to be believe that his conduct was unlawful.

     Section 2. Power to Indemnify in Actions, Suits or Proceedings By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred, by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 3. Success on the Merits in Defense of Any Action, Suit or Proceeding. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article VI or in defense of any claim, issue or matter therein, he shall be indemnified against expense (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Section 4. Authorization of Indemnification. Any indemnification under Sections 1 or 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or 2 of this Article VI. Such determination shall be made
(a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceedings, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

     Section 5. Expenses Payable in Advance. Expenses incurred by a director, officer, employee or agent of the Corporation in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VI.

     Section 6. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholder or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     Section 7. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this
Article VI.

     Section 8. Certain Definitions. For purposes of Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and reference to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Article VI.

     Section 9. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 10. Limitation on Indemnification. Notwithstanding anything contained in this Article VI to the contrary, except for proceedings ordered by a court, the Corporation shall not be obligated to indemnify any director, officer or employee in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

     Section 11. Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this
Article VI to directors and officers of the Corporation if not so conferred herein.

                                  ARTICLE VII

                          DISCLOSURES BY STOCKHOLDERS
                       RESTRICTIONS ON TRANSFER OF STOCK

     Section 1. Certain Transfers Prohibited.

     (A) Prohibited Transfers. Until the earlier of: (i) the expiration in 2011 of the net operating loss carryforwards which the Corporation had as of December 31, 1996; or (ii) such date as shall be fixed by the Board of Directors of the Corporation following a determination by it either that there are no longer available to any net operating loss carryforwards or that, notwithstanding the remaining availability, of net operating loss carryforwards, maintenance of the transfer restrictions shall no longer be in the best interests of the Corporation, except as otherwise provided in this
Article VII, no shares of Common Stock shall be transferred or become subject to any agreement to transfer, in any manner whatsoever, whether voluntarily or involuntarily, by sale, contract, warrant, option, gift, operation of law or otherwise (any of the foregoing, a "Transfer"), to any person who beneficially owns directly or through attribution (as determined under Section 382 ("Code
Section 382") of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), 4.9 percent or more of the then issued and outstanding shares of Common Stock or who, after giving effect to such Transfer, would beneficially own directly or through attribution (as determined under Code
Section 382) 4.9 percent or more of the value of the then issued and outstanding shares of Common Stock (a "4.9%- Holder").

     The Corporation shall make a prompt public disclosure following any action by the Board of Directors fixing an expiration date for the restrictions on Transfers. For purposes of this Article VII, "Common Stock" includes any option, warrant, contractual agreement or other right to purchase or acquire Common Stock or any securities convertible into exchangeable for Common Stock.

     (B) Permitted Transfers. The following Transfers shall be permitted notwithstanding the provisions of the foregoing subsection (A):

           (i) any acquisition of shares of Common Stock pursuant to a tender offer for all the then issued and outstanding shares of Common Stock;

           (ii) any acquisition of shares of Common Stock pursuant to a merger agreement or acquisition agreement approved by the holders of a majority of the then issued and outstanding shares of Common Stock (and any entry into such an agreement subject to such approval);

           (iii) any Transfer of shares of Common Stock by a 4.9% Holder (a "Transferor") to any other person (a "Transferee") if immediately prior to the Transfer, the Transferee is treated as the beneficial owner of the shares of Common Stock owned by the Transferor through attribution, as determined under Code Section 382;

           (iv) any other Transfer of shares of Common Stock if the Board of Directors of the Corporation, with the advice of counsel, determines that in the judgment of the Board of Directors such Transfer (i) is not likely to materially and adversely affect the Corporation's ability to preserve and utilize the net operating loss carryforwards to which it is then entitled under the Code or (ii) is otherwise in the best interests of and provides a substantial benefit to the Corporation and its shareholders. The Corporation and the Board of Directors shall be fully protected in determining not to exercise their authority under this clause (iv) to authorize a Transfer in relying on the presumption that a Transfer is likely to materially and adversely affect the Corporation's ability to preserve and utilize the net operating loss carryforwards to which it is the entitled under the Code if, together with any other Transfer by persons who at such time are 4.9% Holders that would be permitted under clauses (i) through (iii) of paragraph (b) and under any contractual arrangements to which such 4.9% Holders are parties at such time, such Transfers would result in the percentage of Common Stock of the Company owned by one or more 4.9% Holders having increased by more than 45 percentage points over the lowest percentage of such Common Stock owned by such persons at any time during the testing period (within the meaning of Code Section 382).

           Should the Board of Directors determine that a Transfer be permitted under this clause (iv), such action shall not imply that the Board of Directors will or will not permit subsequent Transfers under this clause
      (iv). In permitting a Transfer under this clause (iv) the Board of Directors may attach such conditions, if any, that it deems necessary or appropriate.

     (C) Effect of Unauthorized Transfer. Any attempted or purported Transfer of Common Stock in violation of this Article VII (an "Unauthorized Transfer") shall be null and void. The Corporation shall not register, recognize or give effect to any transfer that the Corporation believes to be an Unauthorized Transfer in violation of this Article VII, and the intended transferee of any Common stock pursuant to an Unauthorized Transfer shall acquire no rights in such Common Stock. The Corporation's remedies in respect of any such Unauthorized Transfer shall include, but not be limited to, those set forth below, it they may be amended from time to time.

     (D) Legend on Certificates. All certificates for shares of Common Stock issued by the Corporation shall conspicuously bear a legend approved by the Board of Directors which summarizes in an appropriate manner the provisions of this Article VII, as it may be amended from time to time, and any related matters deemed appropriate by the Board of Directors.

     (E) Authority of Corporation and Board. The Corporation and the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the President, Chief Executive Officer, the Chief Operating Officer, the chief financial officer or the chief accounting officer of the Corporation or the Corporation's legal counsel, independent auditors, transfer agent, investment bankers, and other employees and agents, in making any determination pursuant to subsection (B) above. The Board of Directors of the Corporation is authorized to take such action, to the extent permitted by law and not inconsistent with this Article VII, as it may deem necessary or advisable to enforce and carry out the purpose and provisions of this Article VII.

     Section 2. Unauthorized Transfers.   If an Unauthorized Transfer
purportedly occurs, the provisions set forth below shall apply:

     (A) Notice of Unauthorized Transfer. Within thirty business days of learning that an Unauthorized Transfer has purportedly occurred, the Corporation shall cause to be delivered to the purported transferee (the "Purported Transferee") of the shares (the "Prohibited Stock") purportedly transferred in violation of the terms of these Bylaws stating in substance that the Purported Transferee has purportedly received shares in a transaction that constitutes an Unauthorized Transfer and demanding the Purported Transferee to surrender or cause to be surrendered to an agent designated by the Corporation (the "Agent") certificates representing the Prohibited Stock and any dividends or distributions that such Purported Transferee has received on the Prohibited Stock.

     If the Purported Transferee has purportedly resold the Prohibited Stock before receiving said notice, the Purported Transferee will be required to transfer to the Agent the proceeds of such sale, to the extent in excess of the amount that the Purported Transferee paid for the Prohibited Stock in the unauthorized transfer, together with any dividends or distributions that the Purported Transferee has received on the Prohibited Stock. Unless such purported resale itself constitutes a Prohibited Transfer, in which case the other provisions of this Article VII will apply, the transferee shall be treated as the owner of the Prohibited Stock and as having acquired such Prohibited Stock from the Purported Transferee acting in the capacity as agent for the Corporation. If a surrender of Certificates or a transfer of proceeds required by this subsection (A) is not made within thirty days following delivery of the notice herein provided for the Corporation may institute legal proceedings to compel such surrender or transfer.

     (B) Sale of Prohibited Stock. As soon as practicable following receipt of the Prohibited Stock and surrender of any dividends or distributions that the Purported Transferee has received on the Prohibited Stock, as contemplated by subsection (A) above, the agent will sell the Prohibited Stock and any non-cash dividends or distributions in an arm's-length transaction (using best efforts to consummate such sale on the Nasdaq National Market or such other national exchange on which the Corporation's common stock is then traded or included for quotation). After applying the proceeds from such sale toward reimbursement of the Purported Transferee for the price that the Purported Transferee paid for the Prohibited Stock in the Unauthorized Transfer (or the fair market value of the Prohibited Stock at the time of the Unauthorized Transfer if such Unauthorized Transfer was by way of gift, devise, or similar transfer), the Agent will pay any remaining proceeds and any cash dividends and distributions so surrendered to organizations described in Section 501(c)(3) of the Code that are designated by the Corporation. In no event shall the proceeds of any such sale by the Agent or the surrender of dividends or distributions inure to the benefit of the Corporation or the Agent, but such amounts may be used to cover expenses incurred by the Agent in performing its duties hereunder prior to any reimbursement being made pursuant to this subsection (B).

     (C) Liability for Damages and Costs. In addition to the remedy described in subsections (A) and (B), any person who knowingly engages in an Unauthorized Transfer shall be liable to the Corporation for any damages and costs incurred by the Corporation as a result of any such violation.

     (D) Disclosure of Shareholdings. Upon demand by the Corporation, the shareholders of the Corporation shall disclose to the Corporation in writing such information with respect to their direct and indirect ownership of Common Stock as the Corporation deems necessary to ensure compliance with this Article VII.

     Section 3. Severability. If any provision included in this Article VII is determined to be void, invalid, or unenforceable by virtue of any legal decision, statute, rule or regulation, then, at the option of the Corporation, the Purported Transferee shall be deemed to have acted on behalf of the Corporation in acquiring the Prohibited Stock and to hold such Prohibited Stock on behalf of the Corporation.

                                  ARTICLE VIII

                        CERTIFICATES REPRESENTING STOCK

     Section 1. Right to Certificate. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him or her in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided, that, except as otherwise provided in
Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights.

     Section 2. Facsimile Signatures. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

     Section 3. New Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate.

     Section 4. Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

     Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be less than 10 nor more than 60 days before the date of such meeting or any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may, but shall not be required to, fix a new record date for the adjourned meeting.

     Section 6. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books a the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not provided by the laws of the State of Delaware.

                                   ARTICLE IX

                               CORPORATE RECORDS

     Section 1. Location. The books, accounts and records of the Corporation may be kept at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine.

     Section 2. Inspection. The books, accounts and records of the Corporation shall be open to inspection by any member of the Board of Directors at all times; and open to inspection by the stockholders at such times, and subject to such regulations as the Board of Directors may prescribe, except as otherwise provided by stature.

     Section 3. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced, or otherwise.

                                   ARTICLE X

                               GENERAL PROVISIONS

     Section 1. Dividends. Dividends upon the capital stock of the Corporation, if any, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

     Section 3. Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

     Section 4. Depositories. The Board of Directors shall appoint bank, trust companies, or other depositories in which shall be deposited from time to time the money or securities of the Corporation.

     Section 5. Checks, Drafts and Notes. All checks, drafts, or other orders for the payment and all notes or other evidences of indebtedness issues in the name of the Corporation shall be signed by such officer or officers or agent or agents as shall from time to time be designated by resolution of the Board of Directors or by an officer appointed by the Board of Directors.

     Section 6. Interested Directors: Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transactions, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE XI

                                   AMENDMENTS

     The bylaws of the Corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Board of Directors may also alter or repeal these Bylaws or make new Bylaws. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power, to adopt, amend or repeal bylaws.

                        BANYAN STRATEGIC LAND FUND II
                            150 SOUTH WACKER DRIVE
                                  SUITE 2900
                           CHICAGO, ILLINOIS 60606


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Leonard G. Levine and Robert G. Higgins, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the Shares of common stock, par value $.01 per share ("Common Stock") of Banyan Strategic Land Fund II (the "Company") held of record by the undersigned on September 1, 1997, at the Annual Meeting of Stockholders when convened on October 8, 1997, or any adjournment thereof.

     THIS PROXY, IF PROPERLY EXECUTED AND RECEIVED IN TIME FOR VOTING, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS ACTING UNDER THE PROXIES ON OTHER MATTERS PRESENTED FOR A VOTE.


                        CONTINUED ON THE REVERSE SIDE.




X
     PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

                                                                      PROPOSAL to elect six Directors to hold office until
                                                                      the Annual Meeting of Stockholders indicated in
                                                                      parentheses, or otherwise as provided in the Company's
                                                                      Bylaws (check one box).
                                                                      NOMINEES: James A. Coyne and Gerald L. Nudo (1997),
1. Election of             FOR           AGAINST                      Joseph W. Bartlett and Robert M. Ungerleider (1998), and
   Directors               [ ]             [ ]                        Walter E. Auch and Gary D. Engle (1999)
For, except vote withheld from the following nominee(s):

--------------------------------------------------------------
                                                                      PROPOSAL to concur in the appointment of Ernst & Young
2. Selection of            FOR           AGAINST      ABSTAIN         LLP as the Company's independent auditor for the fiscal
   Independent Auditor     [ ]             [ ]          [ ]           year ending December 31, 1997 (check one box).
3. Adoption of
   Amended and
   Restated
   Certificate of          FOR           AGAINST      ABSTAIN         PROPOSAL to approve and adopt the Company's Amended and
   Incorporation           [ ]             [ ]          [ ]           Restated Certificate of Incorporation (check one box).
4. Adoption of
   Amended and             FOR           AGAINST      ABSTAIN         PROPOSAL to approve and adopt the Company's Amended and
   Restated Bylaws         [ ]             [ ]          [ ]           Restated Bylaws (check one box).
5. In their discretion, the Proxies are authorized to transact any other business as may properly come before The Meeting or any adjournment thereof.



                                    PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN
                                    THIS CARD USING THE ENCLOSED ENVELOPE.



SIGNATURE(S)__________________________________________ DATE____________________

NOTE: Sign exactly as name appears above.  If joint tenant, both should sign.
      If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by President or authorized officer. If partnership, sign in full partnership name by authorized person.